UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8985

LMP Corporate Loan Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

SEPTEMBER 30, 2006

LMP Corporate Loan Fund Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

LMP Corporate Loan Fund Inc.

Annual Report  •  September 30, 2006

What’s

Inside

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)i growth slipped to 1.7% during the last three months of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. The economy then took a step backwards in the second quarter 2006, as GDP growth was 2.6%, according to the U.S. Commerce Department. The advance estimate for third quarter GDP growth was 1.6%—the lowest growth rate since the first quarter of 2003.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its August, September and October meetings. In its statement accompanying the October meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a cooling of the housing market. Going forward, the economy seems likely to expand at a moderate pace. Readings on core inflation have been elevated, and the high level of resource utilization has the potential to sustain inflation pressures. However, inflation pressures seem likely to moderate over time, reflecting reduced impetus from energy prices, contained inflation expectations, and the cumulative effects of monetary policy actions and other factors restraining aggregate demand.” The Fed’s next meeting is on December 12th and we believe any further rate movements will likely be data dependent.

Both short- and long-term yields rose over the reporting period. However, after peaking in late June—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply as the Fed paused from its tightening cycle.

LMP Corporate Loan Fund Inc.         I

In addition, inflationary pressures eased as oil prices, which rose to a record $78 a barrel in mid-July, fell 15% in the third quarter.iv Overall, during the 12 months ended September 30, 2006, two-year Treasury yields increased from 4.18% to 4.71%. Over the same period, 10-year Treasury yields moved from 4.34% to 4.64%.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About the Fund’s Management

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s prior and current managers have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

II         LMP Corporate Loan Fund Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 27, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iv	Source: The Wall Street Journal, 9/29/06.
[v]	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
vi	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

LMP Corporate Loan Fund Inc.         III

Fund Overview

Special Shareholder Notices

Following the purchase of substantially all of Citigroup Inc.’s asset management business in December 2005, Legg Mason, Inc. (“Legg Mason”) undertook an internal reorganization to consolidate the advisory services provided to the legacy Citigroup Inc. funds through a more limited number of advisers. As part of this reorganization, at a meeting held on June 20, 2006, the Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA became investment adviser for the Fund effective August 1, 2006.

On August 1, 2006, a new sub-advisory agreement for the Fund between LMPFA and Citigroup Alternative Investments LLC, the Fund’s current subadviser, became effective.

The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser, the day-to-day portfolio management of the Fund. The management fee for the Fund remains unchanged.

Prior to October 9, 2006, the Fund was known as Citigroup Investments Corporate Loan Fund Inc.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Over the past 12 months, activity in the leveraged loan market has been robust, with increasing amounts of new issue loan volume supported by steady inflows of investor cash. According to Standard & Poor’s Leveraged Commentary & Data, during the Fund’s fiscal year, the total size of the leveraged loan market has grown from roughly $228 billion to approximately $335 billion. The credit environment has remained benign, over that span, with default rates ranging roughly between 1% and 2%, well below the historical average of approximately 3.5%.

For most of the Fund’s fiscal year, the leveraged loan market was characterized by tightening spreads as investors competed aggressively for loan assets. However, the loan market experienced a “correction” that began in the middle of the second calendar quarter and an associated shift in negotiating power in favor of investors and away from issuers. Two main drivers combined to make the market more investor friendly. First, a broad move by global investors away from riskier asset classes triggered a relative “repricing” of risk across the capital markets, including loans. Second, a significant shift in loan market technical conditions occurred due to a record supply of new leveraged loans being issued. The period of correction continued through July. Over that period, new issue spreads on leveraged loans widened roughly 25-50 basis pointsi. In addition, the average bid price in the secondary market declined about 1.0% and credit structures strengthened, as the competition among investors cooled in the face of the strong supply of new loans. Overall, secondary market conditions remained calm during this period of adjustment, with ample liquidity and strong investor interest in the leveraged loan asset class.

LMP Corporate Loan Fund Inc. 2006 Annual Report         1

Performance Review

For the 12 months ended September 30, 2006, the LMP Corporate Loan Fund Inc. returned 6.80% based on its net asset value (“NAV”)ii and 10.44% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s Lipper Loan Participation Closed-End Funds Category Averageiii increased 6.52% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.9260 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of September 30, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2006 (unaudited)

Price Per Share	12-Month Total Return
$14.25 (NAV)	6.80%

$13.43 (Market Price)	10.44%

All figures represent past performance and are not a guarantee of future results.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the 12-month reporting period ended September 30, 2006, the Fund benefited from the expansion of the U.S. economy, favorable monetary policy, strong capital markets and a benign credit environment. There were generally high levels of liquidity throughout the capital markets and historically low levels of credit risk, as measured by low default rates across the credit markets. In addition, management believes the Fund’s income generation was enhanced by Auction Rate Cumulative Preferred Stock and additional borrowing under its revolving credit agreement.

What were the leading detractors from performance?

A. The loan market experienced some softening while continuing to maintain liquidity. The market correction ended early in the third quarter, and since then investor confidence has returned and the loan market has remained on solid footing. Aside from a small decline in the Fund’s NAV during the previously discussed market correction, its NAV was relatively stable during the reporting period.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the Fund during the reporting period. We continue to conduct thorough research prior to adding new loans to the portfolio. This has helped us to avoid loans that we believed could turn into credit problems in the future.

2         LMP Corporate Loan Fund Inc. 2006 Annual Report

Each day, we closely monitor each holding in the Fund’s portfolio as we seek to identify potential issues and we plan specific courses of action to mitigate portfolio risk.

Looking for Additional Information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XTLIX on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price and other information.

Thank you for your investment in the LMP Corporate Loan Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Glenn N. Marchak

Portfolio Manager

October 27, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: All investments involve risk. The Fund invests in fixed income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. As interest rates rise, the value of a fixed income portfolio generally declines, reducing the value of the Fund. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. High yield/lower rated securities involve greater credit and liquidity risks than investment grade securities. The Fund is not diversified which may entail greater risks than is normally associated with more widely diversified funds. Please see the Fund’s prospectus for more information on these and other risks.

[i]	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

ii	NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended September 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 47 funds in the Fund’s Lipper category.

LMP Corporate Loan Fund Inc. 2006 Annual Report         3

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”) which is a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary

If you participate in the Dividend Reinvestment Plan, your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

The number of shares of common stock in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than the net asset value (“NAV”) per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment of the dividend or distribution), plan participants will be issued new shares of common stock at a price per share equal to the greater of: (a) the NAV per share on the valuation date or (b) 95% of the market price per share on the valuation date.

If the market price is less than the NAV per share as of the determination date, American Stock Transfer & Trust Company (“Plan Agent”) will buy common stock for your account in the open market. If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently exceeds the NAV per share, before the purchases are completed, the Plan Agent will cease making open-market purchases and have the Fund issue the remaining dividend or distribution in shares at a price per share equal to the greater of either the NAV per share on the valuation date or 95% of the market price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 33. To find out more detailed information about the Plan and about how you can participate, please call the Plan Agent at 1-877-366-6441.

4         LMP Corporate Loan Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006)

LMP CORPORATE LOAN FUND INC.

Face Amount	Security(a)(b)	Value

SENIOR COLLATERALIZED LOANS — 97.9%
Aerospace/Defense — 3.2%
$3,000,000	Be Aerospace Inc., Term Loan B, 7.110% to 7.220% due 2/26/07	$3,008,751
1,364,008	CACI International Inc., Term Loan, 6.890% to 7.000% due 2/12/07	1,368,039
1,416,348	ILC Industries Inc., First Lien Term Loan, 7.867% due 12/29/06	1,421,659
1,278,136	Standard Aero Holdings Inc., Term Loan, 7.580% to 7.610% due 10/31/06	1,278,935
849,257	Transdigm Inc., Term Loan B, 7.360% due 11/27/06	853,636

	Total Aerospace/Defense	7,931,020

Air Transport — 1.6%
3,000,000	Delta Air Lines Inc., Term Loan B, 10.023% due 11/6/06	3,071,025
	Wesco Aircraft:
500,000	First Lien, 7.580%, due 11/6/06 (c)	500,000
250,000	Second Lien, 11.125%, due 11/6/06 (c)	250,000

		3,821,025

Automotive — 3.2%
	Hertz Corp.:
319,366	Synthetic Letter of Credit, 5.390% due 12/21/06	321,615
2,169,744	Term Loan, 7.580% to 7.730% due 11/14/06	2,185,020
	Keystone Automotive Industries Inc.:
371,068	Term Loan B, 7.890% to 9.750% due 12/29/06	371,996
1,031,115	Term Loan C, 7.864% to 9.750% due 12/29/06	1,033,048
	Mark IV Industries Inc.:
498,750	First Lien Term Loan, 7.830% to 8.060% due 1/22/07	500,827
250,000	Second Lien Term Loan, 11.140% to 11.350% due 1/24/07	255,417
2,734,399	Tire Rack Inc., Term Loan B, 7.080% to 7.120% due 12/29/06	2,717,308
431,785	United Components Inc., Term Loan D, 7.700% due 11/10/06	433,404

	Total Automotive	7,818,635

Beverage and Tobacco — 1.5%
2,343,125	Commonwealth Brands Inc., Term Loan, 7.750% due 10/31/06	2,358,941
1,250,795	Mafco Worldwide Corp., Term Loan B, 7.330% to 7.390% due 12/18/06	1,255,486

	Total Beverage and Tobacco	3,614,427

Broadcast Radio and Television — 1.6%
1,500,000	Barrington Broadcasting Group LLC, Term Loan, 7.654% due 11/13/06	1,510,313
1,092,132	CMP Susquehanna Corp., Term Loan B, 7.375% to 7.438% due 12/29/06	1,091,791
1,284,456	Sun Media Corp., Term Loan B, 7.235% due 10/31/06	1,286,865

	Total Broadcast Radio and Television	3,888,969

Building and Development — 8.3%
1,709,375	Capital Automotive REIT, Term Loan, 7.080% due 10/2/06	1,714,599
2,482,639	Contech Construction Products Inc., Term Loan, 7.330% to 9.250% due 11/30/06	2,489,623
	Custom Building Products Inc.:
1,000,000	Second Lien Term Loan, 10.618% due 12/29/06	1,005,000
1,295,003	Term Loan B, 7.617% due 12/29/06	1,302,287

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2006 Annual Report         5

Schedule of Investments (September 30, 2006) (continued)

Face Amount	Security(a)(b)	Value

Building and Development — 8.3% (continued)
$4,000,000	General Growth Properties Inc., Term Loan A, 6.580% due 10/25/06	$3,958,364
1,419,724	Landsource Communities Development LLC, Term Loan B, 7.875% due 10/11/06	1,419,132
233,684	Lion Gables Realty, L.P., Term Loan, 7.080% due 10/11/06	234,018
1,493,065	Panolam Industries International, Term Loan, 8.117% due 12/29/06	1,500,530
	Pike Electric Inc.:
309,337	Term Loan B, 6.875% due 10/6/06	309,289
352,000	Term Loan C, 6.875% due 10/13/06	351,945
2,500,000	Shea Capital I LLC, Term Loan, 7.490% due 10/27/06	2,450,000
2,500,000	South Edge LLC, Term Loan C, 7.375% due 10/31/06	2,478,125
1,129,108	Trizec Properties Inc., Bridge Loan, 6.775% due 10/18/06	1,128,578

	Total Building and Development	20,341,490

Business Equipment and Services — 10.3%
2,500,000	Aexiom Corp., 7.08% to 7.14% due 12/15/06	2,500,000
	Asurion Corp.:
1,912,683	First Lien Term Loan, 8.330% due 10/18/06	1,919,856
1,000,000	Second Lien Term Loan, 11.580% due 10/18/06	1,012,813
	Buhrmann U.S. Inc.:
1,500,000	7.075% due 10/23/06	1,498,125
947,726	Term Loan D-1, 7.140% to 7.218% due 12/18/06	950,095
403,571	Coinstar Inc., Term Loan, 7.510% due 10/10/06	406,346
2,151,500	Deluxe Inc., First Lien Term Loan, 9.117% due 12/29/06	2,173,912
1,181,805	Education Management Corp., Term Loan B, 9.750% due 12/29/06	1,190,484
2,493,641	Fidelity National Information Solutions Inc., Term Loan B, 7.080% due 10/11/06	2,500,439
1,663,965	Global Cash Access LLC, Term Loan, 7.074% due 10/31/06	1,663,965
424,859	MAXIM Crane Works, L.P., Term Loan, 7.330% to 9.250% due 12/29/06	426,453
	Nasdaq Stock Market Inc.:
2,175,873	Term Loan B, 6.971% to 7.117% due 12/29/06	2,176,961
1,261,303	Term Loan C, 7.030% to 7.160% due 12/29/06	1,261,934
	New Customer Service:
1,995,000	First Lien Term Loan, 8.080% to 8.210% due 10/10/06	2,007,469
500,000	Second Lien Term Loan, 12.460% due 10/10/06	510,000
2,456,282	Sedgewick CMS, Term Loan B, 7.574% to 7.617% due 12/29/06	2,456,026
680,270	Verifone Inc., Term Loan B, 7.235% due 10/31/06	681,120

	Total Business Equipment and Services	25,335,998

Cable and Satellite Television — 3.5%
1,634,627	Bragg Communications Inc., New Term Loan B, 7.330% due 10/2/06	1,639,736
2,500,000	Century Cable Holdings LLC, Discretionary Term Loan, 10.250% due 12/1/06	2,435,688
3,890,000	Insight Midwest Holdings LLC, Term Loan C, 7.438% due 10/6/06	3,906,816
701,754	NTL US, 7.330% due 10/16/06 (c)	701,754

	Total Cable and Satellite Television	8,683,994

Chemicals/Plastics — 6.6%
2,560,276	Celanese AG, Dollar Term Loan, 7.367% due 12/29/06	2,570,906
1,000,000	Columbian Chemicals Co., Term Loan B, 7.117% due 12/29/06	1,000,000
2,493,750	Covalence Specialty Materials Corp., Term Loan C, 7.375% due 10/30/06	2,494,531

See Notes to Financial Statements.

6         LMP Corporate Loan Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Face Amount	Security(a)(b)	Value

Chemicals/Plastics — 6.6% (continued)
$1,233,043	Hercules Inc., Term Loan B, 6.867% to 7.010% due 12/29/06	$1,236,587
2,487,500	ISP Chemco, Term Loan, 7.438% to 7.625% due 1/17/07	2,489,935
641,935	Kraton Polymers LLC, Term Loan, 7.375% due 10/31/06	643,741
2,708,750	Rockwood Specialties Group Inc., Tranche E Term Loan, 7.485% due 10/31/06	2,723,310
	Texas Petrochemicals Corp.:
382,166	Letter of Credit, 7.905% due 11/15/06	384,435
1,143,630	Term Loan B, 7.875% to 8.000% due 10/31/06	1,150,421
1,474,923	Unifrax Corp., Term Loan B, 7.625% due 10/31/06	1,476,307

	Total Chemicals/Plastics	16,170,173

Clothing/Textiles — 0.2%
570,345	William Carter Co., Term Loan B, 6.758% to 6.985% due 10/31/06	569,810

Conglomerates — 0.6%
	TriMas Corp.:
281,250	Letter of Credit, 8.076% due 11/16/06	283,359
1,218,750	Term Loan B, 8.250% due 11/6/06	1,227,891

	Total Conglomerates	1,511,250

Containers and Glass Products — 2.4%
3,000,000	Crown Americas LLC, Term Loan B, 7.080% due 10/25/06	3,007,500
2,759,131	Graphic Packaging International Inc., Term Loan C, 7.620% to 8.140% due 1/3/07	2,789,431

	Total Containers and Glass Products	5,796,931

Cosmetics/Personal Care — 0.3%
804,436	VJCS Acquisitions, Term Loan B, 7.610% to 7.810% due 1/19/07	804,436

Drugs — 1.0%
2,545,847	Leiner Health Products Group Inc., Term Loan B, 8.870% to 8.880% due 3/29/07	2,560,167

Ecological Services and Equipment — 0.8%
1,997,443	IESI Corp., Term Loan, 6.939% to 7.248% due 11/22/06	2,001,188

Electronics/Electric — 0.0%
	Bridge Information Systems Inc.:
497,238	Multi-Draw Term Loan, 11.000% due 12/29/06 (d)*	37,293
922,171	Term Loan B, 11.250% due 12/29/06 (d)*	69,163

	Total Electronics/Electric	106,456

Equipment Leasing — 0.1%
232,596	Kinetic Concepts Inc., Term Loan B-2, 7.120% due 12/29/06	233,468

Food Products — 3.9%
	American Seafoods Group LLC:
1,054,692	Term Loan B1, 7.117% due 12/29/06	1,056,010
829,601	Term Loan B2, 7.117% due 12/29/06	830,638
1,026,395	Del Monte Corp., Term Loan, 7.000% to 7.072% due 1/26/07	1,028,548
661,731	Keystone Foods Holdings LLC, New Term Loan, 7.125% due 10/27/06	663,384
2,099,597	Michael Foods Inc., Term Loan B-1, 7.387% to 7.553% due 12/22/06	2,104,410

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2006 Annual Report         7

Schedule of Investments (September 30, 2006) (continued)

Face Amount	Security(a)(b)	Value
Food Products — 3.9% (continued)
$1,893,822	NPC International, Term Loan B, 6.970% to 7.220% due 12/29/06	$1,881,395
1,897,092	Reddy Ice Group Inc., Term Loan, 7.250% due 10/12/06	1,898,278

	Total Food Products	9,462,663

Food Service — 0.9%
339,256	Jack In The Box Inc., Term Loan B, 6.870% to 7.010% due 12/29/06	340,952
1,800,000	Sonic Corp., 7.327% due 10/23/06 (c)	1,800,000

		2,140,952

Food/Drug Retailers — 2.3%
748,410	General Nutrition Centers Inc., Tranche C Term Loan, 8.080% to 8.150% due 11/30/06	754,725
2,655,912	Jean Coutu Group Inc., Term Loan B, 8.000% due 10/30/06	2,665,043

2,326,812	Sagittarius Brands Inc., Term Loan B, 7.620% due 12/29/06	2,329,721

	Total Food/Drug Retailers	5,749,489

Forest Products — 2.6%
3,380,888	American Greetings Corp., 0.500% due 12/29/06	3,380,888
632,701	Boise Cascade Corp., Term Loan D, 7.094% to 7.125% due 12/29/06	635,256
	Smurfit-Stone Container Corp.:
261,990	Deposit Funded Loan, 7.741% due 10/2/06	263,755
1,249,089	Term Loan B, 7.625% to 7.688% due 12/4/06	1,257,503
634,586	Term Loan C, 7.625% to 7.688% due 12/4/06	638,861
206,676	Term Loan C1, 7.625% due 10/2/06	208,069

	Total Forest Products	6,384,332

Healthcare — 7.0%
403,385	Alderwoods Group Inc., Term Loan B2, 7.330% due 10/25/06	403,973
2,710,333	AMN Healthcare, Term Loan B, 7.110% due 12/29/06	2,718,025
3,149,362	Community Health Systems Inc., Term Loan, 7.150% due 11/30/06	3,151,576
459,230	Conmed Corp., Institutional Term Loan, 7.330% to 9.250% due 12/29/06	459,804
2,993,358	Davita Inc., Term Loan B, 7.370% to 7.690% due 3/30/07	3,006,990
2,226,746	Encore Medical IHC Inc., Term Loan B, 8.281% to 8.330% due 11/9/06	2,235,096
1,216,454	Fresenius Medical Care Holdings Inc., Term Loan B, 6.742% to 6.874% due 12/29/06	1,208,851
2,455,390	Patheon Inc., Term Loan B, 7.735% due 10/31/06	2,427,767
1,573,122	Vicar Operating Inc., Term Loan, 6.875% due 10/31/06	1,580,987

	Total Healthcare	17,193,069

Home Furnishings — 1.1%
1,417,637	Simmons Co., Term Loan D, 7.125% to 7.875% due 1/26/07	1,427,162
1,225,000	SVP Worldwide Inc., Tranche A Term Loan, 10.250% due 12/29/06	1,229,594

	Total Home Furnishings	2,656,756

Hotels/Motels/Inns and Casinos — 6.5%
2,509,403	Alliance Gaming Corp., Term Loan B, 9.330% due 1/8/07	2,515,155
1,869,712	Ameristar Casinos Inc., Initial Term Loan, 6.900% due 11/30/06	1,870,297
833,727	Boyd Gaming Corp., Term Loan B, 6.867% due 12/29/06	835,013

See Notes to Financial Statements.

8         LMP Corporate Loan Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Face Amount	Security(a)(b)	Value
Hotels/Motels/Inns and Casinos — 6.5% (continued)
$266,211	Green Valley Ranch Gaming LLC, Term Loan B, 7.367% due 12/29/06	$266,377
2,475,000	Isle of Capri Black Hawk LLC, Term Loan, 7.360% to 7.510% due 12/29/06	2,471,906
2,475,000	Penn National Gaming Inc, Term Loan B, 7.020% to 7.250% due 12/29/06	2,487,452
2,484,918	Pinnacle Entertainment Inc., Term Loan, 7.330% due 10/25/06	2,491,647
	Venetian Casino Resorts LLC:
2,487,179	Term B Funded, 7.120% due 12/29/06	2,491,843
512,821	Term Loan B, 7.120% due 12/29/06	513,783

	Total Hotels/Motels/Inns and Casinos	15,943,473

Industrial Equipment — 4.0%
2,177,555	Douglas Dynamics LLC, Term Loan, 7.117% due 12/29/06	2,185,721

	Electrical Components International Holding:
506,488	First Lien Term Loan, 7.870% due 12/29/06	509,653
338,505	Second Lien Term Loan, 11.780% due 11/15/06	342,736
983,983	Enersys Inc., New Term Loan, 7.387% to 7.594% due 3/21/07	987,673
2,340,688	Flowserve Corp., Term Loan, 6.875% to 6.938% due 12/29/06	2,345,809
441,071	Goodman Global Holdings Inc., Term Loan C, 7.250% due 11/10/06	439,969
2,469,134	Norcross Safety Products LLC, Term Loan, 7.513% to 9.250% due 2/5/07	2,476,080
500,000	Stolle Machinery LLC, 11.367% due 12/29/06	500,000

	Total Industrial Equipment	9,787,641

Insurance — 0.5%
1,125,619	Hilb, Rogal & Hobbs Co., Term Loan, 6.867% due 12/29/06	1,126,575

Leisure — 4.5%
1,217,679	Auto Europe Group LLC, First Lien Term Loan, 8.574% due 10/31/06	1,227,572
2,967,286	Regal Cinemas Inc., Term Loan, 7.117% due 12/29/06	2,959,725
1,500,000	Southwest Sports Group LLC, Term Loan, 7.875% due 12/29/06	1,504,220
1,852,069	Universal City Development Partners, L.P., Term Loan B, 7.400% to 7.510% due 11/20/06	1,856,121
3,549,995	Warner Music Group Acquisition Corp., Term Loan, 7.205% to 7.511% due 11/30/06	3,565,758

	Total Leisure	11,113,396

Non-Ferrous Metals/Materials — 2.1%
1,211,439	Compass Minerals Group Inc., Term Loan, 6.880% to 7.000% due 12/28/06	1,212,386
	Longyear Holdings Inc.:
249,903	First Lien Canadian Term Loan, 10.250% due 12/29/06	250,996
1,730,097	First Lien Term Loan, 10.250% due 12/29/06	1,737,666
1,828,906	Walter Industries Inc., Term Loan B, 6.870% to 7.218% due 12/29/06	1,834,164

	Total Non-Ferrous Metals/Materials	5,035,212

Oil & Gas — 3.8%
	Alon USA, Inc.:
132,107	Edgington Term Loan, 7.824% due 10/31/06	133,262
1,056,852	Paramount Term Loan, 7.824% to 7.931% due 2/28/07	1,066,100

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2006 Annual Report         9

Schedule of Investments (September 30, 2006) (continued)

Face Amount	Security(a)(b)	Value
Oil & Gas — 3.8% (continued)
	Astoria Generating Company Acquisitions LLC:
$177,665	Letter of Credit, 7.330% due 10/23/06	$178,617
751,289	Term Loan B, 7.360% to 7.390% due 12/27/06	755,314
242,083	Dresser Inc., Term Loan C, 7.830% due 10/24/06	243,218
1,612,903	Helix Energy Solutions Group Inc., Term Loan B, 7.330% to 7.640% due 1/3/07	1,614,776
	LSP Generation Finance Company LLC:
672	0.875% due 12/29/06	672
48,083	Delayed Draw Term Loan, 7.117% due 12/29/06	48,033
345,118	First Lien Term Loan, 7.117% due 12/29/06	344,758
251,351	Markwest Energy Operating Company LLC, Term Loan, 7.574% due 10/31/06	252,293
750,000	Newpark Resources Inc, Term Loan, 8.637% due 12/22/06	754,219
868,564	Semcrude, L.P., Term Loan, 7.640% due 12/18/06	873,993

	Targa Resources:
1,043,478	Bridge Term Loan, 7.617% due 12/29/06	1,044,945
378,682	Synthetic Letter of Credit, 7.749% due 12/29/06	380,643
1,562,062	Term Loan B, 7.610% to 7.750% due 12/29/06	1,570,152

	Total Oil & Gas	9,260,995

Publishing — 3.3%
252,839	CBD Media Inc., Term Loan D, 7.705% due 10/23/06	254,946
1,723,427	Dex Media East LLC, Term Loan B, 6.830% to 7.000% due 12/29/06	1,716,725
2,568,788	Dex Media West LLC, Term Loan B2, 6.830% to 6.900% due 12/12/06	2,558,279
508,280	Medianews Group Inc., Term Loan C, 7.074% due 10/30/06	509,339
1,016,560	Philadelphia Media, Term Loan B, 8.120% due 12/29/06	1,022,278
1,959,881	R.H. Donnelley Inc., Term Loan D-1, 6.830% to 6.890% due 12/20/06	1,948,076

	Total Publishing	8,009,643

Rail Industries — 0.5%
	RailAmerica Inc.:
111,347	Canadian Term Loan, 7.438% due 11/24/06	111,834
1,174,557	Term Loan, 7.438% due 11/24/06	1,179,696

	Total Rail Industries	1,291,530

Retailers — 3.2%
1,203,630	Burlington Coat Factory, Term Loan B, 7.530% due 11/27/06	1,174,291
2,000,000	CSK Automotive Inc., Term Loan, 8.500% to 8.563% due 10/24/06	2,030,000
657,895	J Crew Group, Term Loan B, 7.740% due 10/26/06	658,442
2,848,101	Neiman-Marcus Group Inc., Term Loan, 7.891% due 12/6/06	2,870,539
1,152,595	TravelCenters of America Inc., Term Loan B, 7.110% to 7.120% due 12/29/06	1,154,180

	Total Retailers	7,887,452

Steel — 1.6%
	Tube City IMS Corp.:
875,000	Second Lien Term Loan, 11.370% due 12/29/06	877,187
	Tranche C First Lien Term Loan:
2,878,250	8.120% due 12/29/06	2,887,245
169,218	8.120% due 12/29/06	169,746

	Total Steel	3,934,178

See Notes to Financial Statements.

10         LMP Corporate Loan Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Face Amount	Security(a)(b)	Value
Telecommunications/Cellular Communications — 4.2%
$992,500	Block Communications Inc., Term Loan, 7.367% due 12/29/06	$995,602
1,915,833	Centennial Cellular Operating Co., New Term Loan, 7.570% to 7.650% due 12/29/06	1,929,176
1,485,000	Cincinnati Bell Inc., Term Loan, 6.824% to 7.028% due 2/2/07	1,483,375

849,257	Crown Castle Operating Co., Term Loan B, 7.650% due 12/12/06	853,314
3,000,000	FairPoint Communications Inc., Additional Replacement Term Loan, 7.125% due 12/29/06	2,982,189
500,000	IPC Acquisition Corp., 11.867% due 12/29/06	500,000
1,007,171	Ntelos Inc., Term Loan, 7.580% due 10/31/06	1,007,801
496,250	Time Warner Telecom Holdings Inc., Term Loan B, 7.820% to 9.750% due 12/29/06	498,214

	Total Telecommunications/Cellular Communications	10,249,671

Utilities — 0.7%
	Reliant Energy Inc.:
448,567	New Term Loan, 7.705% due 10/25/06	448,972
1,350,452	Term Loan, 7.655% due 11/15/06	1,352,286

	Total Utilities	1,801,258

	TOTAL SENIOR COLLATERALIZED LOANS (Cost — $241,099,804)	240,217,722

Shares
COMMON STOCKS — 0.2%
CONSUMER DISCRETIONARY — 0.0%
Auto Components — 0.0%
151	GenTek Inc.*	4,169

INFORMATION TECHNOLOGY — 0.2%
Internet Software & Services — 0.2%
17,197	SAVVIS Inc.*	490,115

	TOTAL COMMON STOCKS (Cost — $0)	494,284

Warrants
WARRANTS — 0.0%
$175	GenTek Inc., Expires 10/31/08*	5,075
83	GenTek Inc., Expires 10/31/10*	2,272

	TOTAL WARRANTS (Cost — $0)	7,347

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $241,099,804)	240,719,353

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2006 Annual Report         11

Schedule of Investments (September 30, 2006) (continued)

Face Amount	Security(a)(b)	Value

SHORT-TERM INVESTMENT — 1.9%
U.S. Government & Agency Obligation — 1.9%
$4,610,000	Federal Home Loan Bank (FHLB), Discount Note, 4.402% due 10/2/06 (e) (Cost — $4,609,437)	$4,610,000

	TOTAL INVESTMENTS — 100.0% (Cost — $245,709,241#)	$245,329,353

*	Non-income producing security.

(a)	The maturity date represents the latest maturity date.

(b)	Interest rates represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.

(c)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See note 1).

(d)	Security is currently in default.

(e)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $245,920,980.

Abbreviations used in this schedule:
Term	—Term Loan typically with a First Lien on specified assets
Second Lien	—Subordinate Loan to First Lien

Certain term loans have different letter designations which may generally indicate differences in maturities, pricing, and other terms and conditions. A letter designation could also result from the consolidation of two or more previously issued term loans.

See Notes to Financial Statements.

12         LMP Corporate Loan Fund Inc. 2006 Annual Report

Statement of Assets and Liabilities (September 30, 2006)

ASSETS:
Investments, at value (Cost — $245,709,241)	$245,329,353
Receivable for securities sold	5,875,594
Dividends and interest receivable	2,327,260
Prepaid expenses	10,661

Total Assets	253,542,868

LIABILITIES:
Loan payable (Note 4)	12,000,000
Payable for securities purchased	14,364,451
Due to custodian	685,526
Distributions payable to auction rate cumulative preferred stockholders	175,895
Investment management fee payable	154,700
Directors’ fees payable	4,494
Interest payable (Note 4)	3,817
Accrued expenses	159,724

Total Liabilities	27,548,607

Series A and B Auction Rate Cumulative Preferred Stock (1,700 shares authorized and issued at $25,000 per share for each series) (Note 5)	85,000,000

Total Net Assets	$140,994,261

NET ASSETS:
Par value ($0.001 par value; 9,892,850 shares issued and outstanding; 50,000,000 common shares authorized)	$9,893
Paid-in capital in excess of par value	146,468,445
Undistributed net investment income	845,036
Accumulated net realized loss on investments	(5,949,225)
Net unrealized depreciation on investments	(379,888)

Total Net Assets	$140,994,261

Shares Outstanding	9,892,850

Net Asset Value	$14.25

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2006 Annual Report         13

Statement of Operations (For the year ended September 30, 2006)

INVESTMENT INCOME:
Interest	$16,708,256
Dividends	5,272

Total Investment Income	16,713,528

EXPENSES:
Investment management fee (Note 2)	1,905,733
Interest expense (Note 4)	659,571
Auction participation fees (Note 5)	215,401
Legal fees	105,818
Audit and tax	100,421
Directors’ fees	85,560
Transfer agent fees	72,913
Shareholder reports	20,490
Stock exchange listing fees	20,157
Commitment fees (Note 4)	17,153
Auction agent fees	16,054
Excise tax (Note 1)	15,930
Rating agency fees	11,388
Custody fees	10,791
Insurance	5,267
Miscellaneous expenses	13,562

Total Expenses	3,276,209
Less: Fee waivers and/or expense reimbursements (Note 2)	(5,023)

Net Expenses	3,271,186

Net Investment Income	13,442,342

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	272,315
Change in Net Unrealized Appreciation/Depreciation From Investments	(1,222,834)

Net Loss on Investments	(950,519)

Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 5)	(4,045,114)

Increase in Net Assets From Operations	$8,446,709

See Notes to Financial Statements.

14         LMP Corporate Loan Fund Inc. 2006 Annual Report

Statements of Changes in Net Assets (For the years ended September 30,)

	2006	2005
OPERATIONS:
Net investment income	$13,442,342	$9,534,941
Net realized gain	272,315	147,259
Change in net unrealized appreciation/depreciation	(1,222,834)	51,514
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(4,045,114)	(2,469,256)

Increase in Net Assets From Operations	8,446,709	7,264,458

DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(9,160,779)	(6,914,213)

Decrease in Net Assets From Distributions Paid to Common Stock Shareholders	(9,160,779)	(6,914,213)

FUND SHARE TRANSACTIONS (NOTE 6):
Reinvestment of distributions	719	138,242

Increase in Net Assets From Fund Share Transactions	719	138,242

Increase (Decrease) in Net Assets	(713,351)	488,487
NET ASSETS:
Beginning of year	141,707,612	141,219,125

End of year*	$140,994,261	$141,707,612

* Includes undistributed net investment income of:	$845,036	$788,661

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2006 Annual Report         15

Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30:

	2006(1)	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$14.32	$14.29	$13.93	$13.24	$14.15

Income (Loss) From Operations:
Net investment income	1.36	0.96	0.73	0.75	0.90
Net realized and unrealized gain (loss)	(0.09)	0.02	0.42	0.81	(0.79)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.41)	(0.25)	(0.11)	(0.12)	(0.09)

Total Income From Operations	0.86	0.73	1.04	1.44	0.02

Underwriting Commissions and Expenses for the Issuance of Auction Rate Cumulative Preferred Stock	—	—	—	—	(0.12)

Less Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.93)	(0.70)	(0.68)	(0.75)	(0.81)

Total Distributions Paid to Common Stock Shareholders	(0.93)	(0.70)	(0.68)	(0.75)	(0.81)

Net Asset Value, End of Year	$14.25	$14.32	$14.29	$13.93	$13.24

Market Price, End of Year	$13.43	$13.05	$14.58	$14.45	$11.83

Total Return, Based on Net Asset Value(2)	6.80%	5.46%	7.55%	11.64%	(0.30)%

Total Return, Based on Market Price(2)	10.44%	(5.80)%	5.79%	29.61%	(1.67)%

Net Assets, End of Year (millions)	$141	$142	$141	$136	$130

Ratios to Average Net Assets:(3)
Gross expenses	2.31%	2.27%	2.25%	2.40%	2.63%
Gross expenses, excluding interest expense	1.84	2.22	2.25	2.40	2.63
Net expenses	2.31 (4)	2.27	2.25	2.40	2.63
Net expenses, excluding interest expense	1.84 (4)	2.22	2.25	2.40	2.63
Net investment income	9.48	6.71	5.14	5.62	6.48

Portfolio Turnover Rate	86%	81%	110%	55%	57%

Auction Rate Cumulative Preferred Stock:(5)
Total Amount Outstanding (000s)	$85,000	$85,000	$85,000	$85,000	$85,000
Asset Coverage Per Share	66,469	66,678	66,535	65,140	63,105
Involuntary Liquidating Preference Per Share(6)	25,000	25,000	25,000	25,000	25,000
Average Market Value Per Share(6)	25,000	25,000	25,000	25,000	25,000

(1)	Per share amounts have been calculated using the average shares method.
(2)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

(3)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Reflects fee waivers and/or expense reimbursements.

(5)	On March 14, 2002, the Fund issued 3,400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.

(6)	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

16         LMP Corporate Loan Fund Inc. 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

LMP Corporate Loan Fund Inc. (formerly known as Citigroup Investments Corporate Loan Fund Inc.) (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. U.S. government agency obligations are valued at the mean between the quoted bid and asked prices. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the quoted bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Collateralized senior loans are valued at readily ascertainable market values provided by an independent pricing service. Securities for which market quotations are not available are valued in good faith at fair value by or under the direction of the Board of Directors. In fair valuing a loan, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), with the assistance of Citigroup Alternative Investments LLC (“CAI”), the Fund’s sub-adviser, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan; (3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. LMPFA may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

(b) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as

LMP Corporate Loan Fund Inc. 2006 Annual Report         17

Notes to Financial Statements (continued)

a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(c) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) shall be entitled to receive dividends in accordance with an auction that will normally be held every 28 days and out of the monies legally available to shareholders.

(d) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS.

(e) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% if the Fund’s annual taxable income exceeds the distributions from such taxable income for the year.

(f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$ 15,930	—	$(15,930)
(b)	(196,004)	$196,004	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.

(b)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities, book/tax differences in the treatment of consent fees and book/tax differences in the treatment of distributions from investments.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason. As a result, the Fund’s then investment adviser, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment advisory and administrative

18         LMP Corporate Loan Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM, which became effective on December 1, 2005.

Prior to October 1, 2005, the Fund paid SBFM a management fee calculated at an annual rate of 1.05% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage. During the period October 1, 2005 through November 30, 2005, the Fund paid SBFM a management fee for its advisory and administration services calculated at an annual rate of 0.80% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

Under the new investment management agreement effective December 1, 2005, the Fund paid SBFM a management fee calculated at an annual rate of 0.80% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

SBFM had previously entered into a sub-investment advisory agreement with CAI on July 1, 2005. Pursuant to the sub-investment advisory agreement, CAI is responsible for certain investment decisions related to the Fund. SBFM paid CAI a fee of 0.50% of the Fund’s average daily net assets for the services CAI provided as sub-adviser.

Effective August 1, 2006, LMPFA became the Fund’s investment manager, and LMPFA and CAI, the Fund’s current subadviser, entered into a new sub-advisory agreement. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA is a wholly-owned subsidiary of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser, the day-to-day portfolio management of the Fund. The Fund’s management fee remains unchanged. LMPFA pays a fee of 0.50% of the Fund’s average daily net assets for the services CAI provides as sub-adviser. For purposes of calculating the management and sub-investment advisory fees during each period described above, the liquidation value of any preferred stock of the Fund was not deducted in determining the Fund’s average daily net assets. These fees were calculated daily and paid monthly.

During the year ended September 30, 2006, the Fund was reimbursed for expenses in the amount of $5,023.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended September 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$250,714,455

Sales	198,439,706

LMP Corporate Loan Fund Inc. 2006 Annual Report         19

Notes to Financial Statements (continued)

At September 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,324,882
Gross unrealized depreciation	(1,916,509)

Net unrealized depreciation	$(591,627)

4.	Commitments

The Fund has a 364 days revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $25 million. Unless renewed, this agreement will expire on May 31, 2007. The Fund pays a facility fee quarterly at 0.125% per annum on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rate, plus any applicable margin. Interest expense related to the loan for the year ended September 30, 2006 was $659,571. At September 30, 2006 the Fund had $12 million of borrowings outstanding under this credit agreement.

5.	Auction Rate Cumulative Preferred Stock

As of September 30, 2006, the Fund had 3,400 outstanding shares of ARCPS.

The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rates ranged from 3.770% to 5.390% during the year ended September 30, 2006. At September 30, 2006, the current dividend rates were as follows:

	Series A	Series B
Current Dividend Rates	5.250%	5.300%

The ARCPS are redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these asset coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the year ended September 30, 2006, CGM earned $215,401 as a participating broker/dealer.

20         LMP Corporate Loan Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

6.	Capital Shares

Capital stock transactions were as follows:

	Year Ended September 30, 2006	Year Ended September 30, 2005
Shares issued on reinvestment	—	9,635

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Common Stock Shareholders
10/20/2006
10/27/2006	$0.087500

11/17/2006
11/24/2006	$0.087500

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$13,205,893	$9,383,469

As of September 30, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$845,036

Capital loss carryforward*	$(5,681,583)
Other book/tax temporary differences(a)	(55,903)
Unrealized appreciation/(depreciation)(b)	(591,627)

Total accumulated earnings/(losses) — net	$(5,484,077)

*	As of September 30, 2006, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2009	$(43,917)
9/30/2010	(224,102)
9/30/2011	(221,575)
9/30/2012	(5,010,233)
9/30/2013	(75,268)
9/30/2014	(106,488)

$(5,681,583)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities and book/tax differences in the treatment of consent fees.

LMP Corporate Loan Fund Inc. 2006 Annual Report         21

Notes to Financial Statements (continued)

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”). The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have

22         LMP Corporate Loan Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Affected Funds’ manager does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

10.	Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be October 1, 2007. At adoption, the

LMP Corporate Loan Fund Inc. 2006 Annual Report         23

Notes to Financial Statements (continued)

financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

24         LMP Corporate Loan Fund Inc. 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

LMP Corporate Loan Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LMP Corporate Loan Fund Inc. (formerly Citigroup Investments Corporate Loan Fund Inc.), as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMP Corporate Loan Fund Inc., as of September 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2006

LMP Corporate Loan Fund Inc. 2006 Annual Report         25

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 20, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Citigroup Alternative Investments LLC (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that will be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund, as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in

26         LMP Corporate Loan Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement and the prior subadvisory agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially

LMP Corporate Loan Fund Inc.          27

identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement. They noted, in addition, that the terms and conditions of the New Subadvisory Agreement are likewise unchanged from those of the prior subadvisory agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

28         LMP Corporate Loan Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the LMP Corporate Loan Fund Inc. (formerly known as Citigroup Investments Corporate Loan Fund Inc.) (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Memberships Held by Director
Non-Interested Directors:
Dwight B. Crane Harvard Business School Soldiers Field Road Baker Library #337 Boston, MA 02163 Birth Year: 1937	Class III Director	Since 1992	Professor, Harvard Business School	46	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Class I Director	Since 2001	Vice President and Dean of College of Liberal Arts at Drew University	7	None

Robert A. Frankel 1961 Deargrass Way Carlsbad, CA 92009 Birth Year: 1927	Class II Director	Since 1994	Managing Partner of Robert A. Frankel Management Consultants	18	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Class II Director	Since 2001	Chancellor Emeritus and Professor of Law at the University of North Carolina at Chapel Hill	34	None

William R. Hutchinson 535 N. Michigan Suite 1012 Chicago, IL 60611 Birth Year: 1942	Class III Director	Since 1995	President, W.R. Hutchinson & Associates, Inc.; Formerly Group Vice President, Mergers & Acquisitions BP Amoco PLC	42	Director, Associated Bank and Associated Banc-Corp.

George M. Pavia 600 Madison Avenue New York, NY 10022 Birth Year: 1928	Class III Director	Since 2001	Senior Partner, Pavia & Harcourt Attorneys	7	None

LMP Corporate Loan Fund Inc.          29

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Class I Director/ Chairman, also serves as President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	167	Trustee, Consulting Group Capital Markets Funds

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason, Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

Glenn N. Marchak Citigroup Alternative Investments LLC 399 Park Avenue 7th Floor New York, NY 10022 Birth Year: 1956	Vice President and Investment Officer	Since 1998	Managing Director and Senior Portfolio Manager of Citigroup Alternative Investments LLC; Senior Vice President of Travelers Asset Management International Company LLC (from 1998-2005)	N/A	N/A

30         LMP Corporate Loan Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Memberships Held by Director
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason, (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason or its predecessor (since 2002); Controller of certain mutual funds associated with Legg Mason (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2001 to 2005); Accounting Manager of CAM (from 1996 to 2001)	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Directors are elected for a term of three years.

**	Mr. Gerken is a Director who is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

LMP Corporate Loan Fund Inc.          31

Annual Chief Executive Officer and Chief Financial Officer Certification

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

32         LMP Corporate Loan Fund Inc.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by American Stock Transfer & Trust Company (“AST” or “Plan Agent”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by AST, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

LMP Corporate Loan Fund Inc.          33

Dividend Reinvestment Plan (unaudited) (continued)

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-877-366-6441. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

34         LMP Corporate Loan Fund Inc.

LMP Corporate Loan Fund Inc.

DIRECTORS

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

R. Jay Gerken, CFA

Chairman

Paul Hardin

William R. Hutchinson

George M. Pavia

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Kaprel Ozsolak

Chief Financial Officer and
Treasurer

Glenn N. Marchak

Vice President and

Investment Officer

Steven Frank

Controller

Ted P. Becker

Chief Compliance Officer

OFFICERS (continued)

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Citigroup Alternative Investments LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

American Stock Transfer & Trust Company

59 Maiden Lane
New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is intended only for the shareholders of LMP Corporate Loan Fund Inc. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

www.leggmason.com/InvestorServices

FD01804 11/06	SR06-177

LMP Corporate Loan Fund Inc.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-735-6507.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-888-735-6507, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2005 and September 30, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant's principal accountant (the “Auditor”) for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,000 in 2005 and $47,000 in 2006.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $32,000 in 2005 and $60,000 in 2006. These services consisted of procedures performed in connection with the Agreed Upon Procedures for the calculations pursuant to the Fund’s Supplementary Creating and Fixing the Rights of Auction Rate Cumulative Preferred Stock.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Citigroup Investments Corporate Loan Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,000 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 on behalf of the Citigroup Investments Corporate Loan Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Citigroup Investments Corporate Loan Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Citigroup Investments Corporate Loan Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Citigroup Investments Corporate Loan Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Citigroup Investments Corporate Loan Fund Inc. during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Citigroup Investments Corporate Loan Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Citigroup Investments Corporate Loan Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

Paul Hardin

William R. Hutchinson

George Pavia

b) Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management 1(CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of

[1]	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Glenn N. Marchak Citigroup Alternative Investments LLC (“CAI”) 399 Park Avenue New York, NY 10022	Since 1998

Investment Officer and portfolio manager of the fund; Managing Director and

Senior Portfolio Manager of CAI; Senior Vice President of Travelers Asset Management International Company

LLC (from 1998-2005)

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio manager for the fund. Unless noted otherwise, all information is provided as of September 30, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Glenn N. Marchak	0 registered investment companies with $0 billion in total assets under management	5 Other pooled investment vehicles with $1.50 billion in assets under management	1 Other account with $0.32 billion in total assets under management

(a)(3): Portfolio Manager Compensation

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Adviser, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Adviser or an affiliate has an interest in the account. The Adviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy applicable to each account, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

The management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the portfolio manager as of September 30, 2006.

Portfolio Manager	Dollar Range of Portfolio Securities Beneficially Owned
Glenn N. Marchak	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1)	Code of Ethics attached hereto

Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Corporate Loan Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
LMP Corporate Loan Fund Inc.

Date: December 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Corporate Loan Fund Inc.

Date: December 8, 2006

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Corporate Loan Fund Inc.

Date: December 8, 2006